                                [GRAPHIC OMITTED]

                                 [Location Map]

================================================================================
                           CIVILIAN LABOR FORCE GROWTH
                                 NEW ORLEANS MSA
--------------------------------------------------------------------------------

           Cvilian                                     Percent Unemployed
             Labor                             ---------------------------------
Year        Force      Employed     Unemployed    MSA         LA            US
--------------------------------------------------------------------------------
1990       589,000      555,900       33,100     5.60%       6.20%         5.50%
1991       605,000      568,500       36,500     6.00%       7.10%         6.70%
1992       604,700      562,900       41,800     6.90%       8.10%         7.40%
1993       587,300      547,100       40,200     6.80%       7.40%         6.80%
1994       601,000      556,400       44,600     7.40%       8.00%         6.10%
1995 *     613,000      572,000       41,000     6.70%        n/a           n/a
================================================================================

* Based upon employment through September 1995

                                [GRAPHIC OMITTED]

                                   [City Map]

                                [GRAPHIC OMITTED]

                                 [Leasing Plan]

                                  THE ESPLANADE

                                Upper Level Plan

                                [GRAPHIC OMITTED]

                                 [Leasing Plan]

                                  THE ESPLANADE

                                Lower Level Plan

                               [GRAPHIC OMITTED]

                                 [Location Map]

===================================================================================================================================
ANNUAL CASH FLOW REPORT
THE ESPLANADE (KENNER, LA)
Cushman & Wakefield, Inc.
===================================================================================================================================
                                FY1997      FY1998       FY1999       FY2000       FY2001      FY2002       FY2003       FY2004
Minimum Rent
  Mall Tenants                6,496,140   7,229,476    7,888,677    8,394,166    8,457,568   8,697,760    8,947,733    9,153,574
  Food Court Tenants            382,997     398,686      418,425      432,358      454,300     465,382      471,192      463,909
  Anchor Tenants                174,750     174,750      174,750      174,750      174,750     174,750      174,750      174,750
-----------------------------------------------------------------------------------------------------------------------------------
Total Minimum Rent            7,053,887   7,802,912    8,481,852    9,001,274    9,086,618   9,337,892    9,593,675    9,792,233

Recoveries
  Cam-Mall Shops              2,102,143   2,316,798    2,492,573    2,666,375    2,711,221   2,834,264    2,925,415    3,021,235
  Tax-Mall Shops                454,360     499,419      535,605      569,920      579,674     603,796      621,837      640,732
  Hvc-Hvac Income             1,525,145   1,701,184    1,884,148    2,038,440    2,068,246   2,130,065    2,174,051    2,195,375
  Fct-Food Court                 80,050      84,148       84,714       86,684       93,984      99,283      102,757      103,314
  Cam-Anchor Tenants            309,044     309,044      309,044      309,044      309,044     309,044      309,044      309,044
-----------------------------------------------------------------------------------------------------------------------------------
Total Recoveries              4,470,742   4,910,593    5,306,084    5,670,463    5,762,169   5,976,452    6,133,104    6,269,700

Overage Rent                    244,662     216,587      220,014      212,560      159,974     157,314      104,474      103,137

Other Income
  Temporary Income              253,125     260,719      268,540      276,597      284,894     293,441      302,244      311,312
  Miscellaneous                  25,313      26,072       26,854       27,660       28,489      29,344       30,224       31,131

Potential Gross Income       12,047,729  13,216,883   14,303,344   15,188,554   15,322,144  15,794,443   16,163,721   16,507,513
  Credit Loss                  (353,078)   (500,331)    (997,826)  (1,488,428)  (1,500,878) (1,547,172)  (1,583,127)  (1,616,507)
-----------------------------------------------------------------------------------------------------------------------------------
 Effective Gross Income      11,694,651  12,716,552   13,305,518   13,700,126   13,821,266  14,247,271   14,580,594   14,891,006

Operating Expenses

 Common Area Maint.           2,252,375   2,331,208    2,412,801    2,497,249    2,584,652   2,675,115    2,768,744    2,865,650
 Real Estate Taxes              507,292     525,047      543,424      562,443      582,129     602,503      623,591      645,417
 Utilities                    1,004,438   1,039,593    1,075,979    1,113,638    1,152,615   1,192,957    1,234,710    1,277,925
 Contract Services               91,313      94,508       97,816      101,240      104,783     108,451      112,246      116,175
 Food Court Expense              55,802      57,755       59,777       61,869       64,034      66,275       68,595       70,996
 General & Admin.               185,669     192,167      198,893      205,854      213,059     220,516      228,234      236,223
 Marketing Expense               91,313      94,508       97,816      101,240      104,783     108,451      112,246      116,175
 Miscellaneous                   37,032      38,328       39,670       41,058       42,495      43,983       45,522       47,115
 Management Fee                 218,956     240,585      261,056      276,416      277,398     284,857      290,945      296,861
-----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                4,444,190   4,613,699    4,787,232    4,961,007    5,125,948   5,303,108    5,484,833    5,672,537

Net Operating Income          7,250,461   8,102,853    8,518,286    8,739,119    8,695,318   8,944,163    9,095,761    9,218,469
  Commissions                    82,605      74,879       72,334       41,891       84,101      38,852       42,067       59,642
  Capital Imprvmnts              82,603      85,494       88,486       91,583       94,789      98,106      101,540      105,094
  Alterations                   232,065     167,277      166,005      110,883      208,233      86,263       96,331      141,709
-----------------------------------------------------------------------------------------------------------------------------------
Net Cash Flow                 6,853,188   7,775,203    8,191,461    8,494,762    8,308,195   8,720,942    8,855,823    8,912,024
===================================================================================================================================

===============================================================================
ANNUAL CASH FLOW REPORT
THE ESPLANADE (KENNER, LA)
Cushman & Wakefield, Inc.
===============================================================================
                              FY2005       FY2006       FY2007

Minimum Rent
  Mall Tenants              9,332,796    9,381,999    9,665,556
  Food Court Tenants          484,590      477,737      490,566
  Anchor Tenants              174,750      174,750      174,750
-------------------------------------------------------------------------------
Total Minimum Rent          9,992,136   10,034,486   10,330,872

Recoveries
  Cam-Mall Shops            3,151,877    3,249,050    3,396,405
  Tax-Mall Shops              663,217      676,694      704,116
  Hvc-Hvac Income           2,227,887    2,249,420    2,235,760
  Fct-Food Court              110,077      110,795      116,091
  Cam-Anchor Tenants          309,044      309,043      309,044
-------------------------------------------------------------------------------
Total Recoveries            6,462,102    6,595,002    6,761,416

Overage Rent                   95,580       90,277       85,757

Other Income
  Temporary Income            320,651      330,271      340,179
  Miscellaneous                32,065       33,027       34,018

Potential Gross Income     16,902,534   17,083,063   17,552,242
  Credit Loss              (1,654,982)  (1,671,980)  (1,717,803)
-------------------------------------------------------------------------------
 Effective Gross Income    15,247,552   15,411,083   15,834,439

Operating Expenses

 Common Area Maint.         2,965,948    3,069,756    3,177,198
 Real Estate Taxes            668,006      691,386      715,585
 Utilities                  1,322,653    1,368,946    1,416,859
 Contract Services            120,241      124,450      128,805
 Food Court Expense            73,481       76,053       78,714
 General & Admin.             244,490      253,047      261,904
 Marketing Expense            120,241      124,450      128,805
 Miscellaneous                 48,764       50,471       52,238
 Management Fee               302,631      303,743      312,498
-------------------------------------------------------------------------------
Total Expenses              5,866,455    6,062,302    6,272,606

Net Operating Income        9,381,097    9,348,781    9,561,833
  Commissions                  60,236      158,890      114,928
  Capital Imprvmnts           108,772      112,579      116,520
  Alterations                 147,585      365,540      264,877
-------------------------------------------------------------------------------
Net Cash Flow               9,064,504    8,711,772    9,065,508

===============================================================================

      ========================================================
         Suite                  Square              Quarterly
           #                     Feet    Lease-up    Absorp.
      --------------------------------------------------------
  7       116    VACANT           851     Oct-96
 11       210    VACANT         4,489     Oct-96     5,340
 21     241-05   VACANT           904     Jan-97
 22       301    VACANT           464     Jan-97
 36       416    VACANT         2,082     Jan-97
 51     614-03   VACANT           620     Jan-97
 52     615-01   VACANT         1,450     Jan-97     5,520
 31     324-05   VACANT         5,868     Apr-97     5,868
 37       418    VACANT         3,014     Jul-97
 54       617    VACANT           803     Jul-97
132    2010-06   VACANT         1,729     Jul-97     5,546
 45       604    VACANT         3,550     Oct-97
 53       616    VACANT           414     Oct-97
 55       618    VACANT           362     Oct-97
 66       804    VACANT           889     Oct-97
 67       806    VACANT           285     Oct-97     5,500
 59       708    VACANT         3,051     Jan-98
 88    1004-04   VACANT         2,581     Jan-98     5,632
 78       824    VACANT           711     Apr-98
 87      1003    VACANT         1,320     Apr-98
 93      1014    VACANT         2,442     Apr-98
 98      1106    VACANT           133     Apr-98
120      1620    VACANT           769     Apr-98     5,375
100      1204    VACANT           442     Jul-98
106      1216    VACANT         2,064     Jul-98
 65       802    VACANT         1,454     Jul-98
115      1422    VACANT         1,841     Jul-98     5,801
117    1604-06   VACANT         4,489     Oct-98
124    1710-02   VACANT         1,399     Oct-98     5,888
123      1708    VACANT         4,496     Jan-99
126      1718    VACANT         1,228     Jan-99     5,724
129      2004    VACANT         2,616     Apr-99
147      2216    VACANT         1,917     Jul-98
142      2114    VACANT           933     Apr-99     5,466
138    2102-05   VACANT         4,149     Jul-99
143      2116    VACANT         1,340     Jul-99     5,489
      -------------------------------------------------------
      Total                    67,149
      Quarterly Absorption      5,596
      ========================================================

                                [GRAPHIC OMMITED]

                                   [Bar Chart]

====================================================================================================================================

COMMON AREA MAINTENANCE EXPENSE COMPARABLES
Cushman & Wakefield, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                      Budget    Year       No.      Total          Shop        Budgeted         Expense
 No.  Area Location            State   Year     Built    Stories     GLA            GLA       CAM Expense      Per Sq/Ft    Location
====================================================================================================================================
  1  Saratoga County MSA        NY     1995   1990/91/93    1       656,501       256,668      $1,900,000        $7.40      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  2  Syracuse MSA               NY     1995   1954/96       2     1,035,525       410,818      $2,750,000        $6.69      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  3  Syracuse MSA               NY     1995   1988/94       1       776,571       311,557      $2,100,000        $6.74      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  4  Rochester MSA              NY     1995   1967/93       2     1,533,574       495,040      $3,265,000        $6.60      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  5  Jefferson County MSA       NY     1995   1986/93       1       635,765       209,873        $922,000        $4.39      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  6  Buffalo MSA                NY     1996   1985/89       1       753,105       285,771      $1,665,000        $5.83      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  7  White Plains MSA           NY     1995   1980/93       4       882,689       326,774      $3,190,000        $9.76      Urban
------------------------------------------------------------------------------------------------------------------------------------
  8  Fairfield County MSA       CT     1995   1986/91       2     1,270,146       499,868      $3,583,000        $7.17      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  9  Meriden MSA                CT     1994   1971/94       2       711,626       292,877      $2,550,000        $8.71      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 10  Worcester County MSA       MA     1996   1971/87       1       445,875       182,372      $1,410,000        $7.73      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 11  Boston MSA                 MA     1995   1980/93       1       322,120       155,080      $1,600,000       $10.32      Urban
------------------------------------------------------------------------------------------------------------------------------------
 12  Bristol County MSA         MA     1995   1992          2     1,005,595       349,107      $2,055,000        $5.89      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 13  Bristol County MSA         MA     1995   1987/89       2       967,363       374,630      $2,762,000        $7.37      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 14  Essex County MSA           MA     1995   1993/94       2       863,344       329,065      $2,315,000        $7.04      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 15  Kingston MSA               MA     1994   1989/92       1       771,007       295,562      $1,682,000        $5.69      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 16  Burlington MSA             VT     1995   1979/89/92    1       490,424       185,398      $1,000,000        $5.39      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 17  Bucks County MSA           PA     1995   1968/75       1       348,309       305,212      $1,824,000        $5.98      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 18  Westminster MSA            MD     1995   1987/94       1       524,964       193,557      $1,350,000        $6.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 19  Washington-Baltimore       MD     1995   1979/93       2       661,639       245,217      $1,880,000        $7.67      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 20  Baltimore MSA              MD     1995   1956/91       1       863,376       242,376      $1,940,000        $8.00      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 21  Prince William Cty. MSA    VA     1995   1972/96       1       716,796       278,494      $1,600,000        $5.75      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 22  Arlington MSA              VA     1994   1986          4       491,057       222,800      $1,930,000        $8.66      Urban
------------------------------------------------------------------------------------------------------------------------------------
 23  Chicago/DuPage County      IL     1995   1962/91       1     2,012,865       830,287      $5,790,000        $6.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 24  Chicago/DuPage County      IL     1995   1975/96       2     1,477,103       569,926      $4,928,000        $8.65      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 25  Chicago/Cook County        IL     1995   1976/94       2     1,251,294       499,999      $4,176,000        $8.35      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 26  Vernon Hills MSA           IL     1995   1973/89       2     1,063,706       503,480      $2,500,000        $4.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 27  Bloomingdale MSA           IL     1995   1981/88/91    2     1,292,186       427,609      $2,030,000        $4.75      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 28  Minneapolis MSA            MN     1995   1962/94       1       982,228       201,561      $1,950,000        $9.67      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 29  Milwaukee MSA              WN     1995   1972          1     1,014,851       395,598      $2,420,000        $6.12      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 30  Milwaukee MSA              WN     1995   1970          1     1,257,676       371,420      $2,700,000        $7.27      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 31  Genesee County MSA         MI     1995   1980/93       1       451,036       230,625        $902,000        $3.91      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 32  Louisville/Clark County    IN     1995   1990          1       750,343       306,059      $1,676,000        $5.48      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 33  Indianapolis MSA           IN     1995   1966/87       1     1,239,059       260,359      $1,431,000        $5.50      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 34  Tampa MSA                  FL     1995   1995          1       977,047       359,579      $1,980,000        $5.51      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 35  Plantation MSA             FL     1995   1979/93       1     1,004,061       282,952      $1,829,000        $6.46      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 36  Miami MSA                  FL     1995   1982          1     1,120,827       290,385      $1,820,000        $6.27      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 37  Coral Springs MSA          FL     1995   1984/96       1     1,171,127       293,183      $1,700,000        $5.80      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 38  North/Central Kansas       KS     1995   1987/90       1       400,307       185,324        $830,000        $4.48      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 39  Amarillo MSA               TX     1995   1982/86       1       889,508       316,190      $1,180,000        $3.73      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 40  Las Vegas MSA              NV     1995   1992          1       241,580       241,580      $3,190,000       $13.20      Urban
------------------------------------------------------------------------------------------------------------------------------------
 41  Las Vegas MSA              NV     1994   1981/93       2       819,374       286,936      $2,455,000        $8.56      Urban
------------------------------------------------------------------------------------------------------------------------------------
 42  Knoxville MSA              TN     1995   1972/94       1     1,333,018       382,150      $1,810,000        $4.74      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 43  Nashville MSA              TN     1995   1990          2       716,462       373,662      $2,280,000        $6.10      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 44  Riverside County MSA       CA     1995   1970/91       1     1,044,536       411,640      $3,000,000        $7.29      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 45  Seattle MSA                WA     1995   1979/95       1     1,012,754       311,019      $1,400,000        $4.50      Suburban
====================================================================================================================================
     Survey Mean:                                                   894,452       328,436      $2,205,556        $6.76
====================================================================================================================================

================================================================================

   =========================================================================
   Reversion Calculation
   The Esplanade
   Cushman & Wakefield, Inc.
   -------------------------------------------------------------------------
                                            Terminal Cap Rate
   =========================================================================
                                  9.00%             9.25%           9.50%
                             -----------------------------------------------
   Reversion Value            $106,242,589      $103,371,168    $100,650,874
   Less Cost of Sale @ 2%       $2,124,852        $2,067,423      $2,013,017
                              ------------      ------------    ------------
   Net Proceeds               $104,117,737      $101,303,744     $98,637,856
   =========================================================================


   =========================================================================
   Sale Yield Matrix Analysis
   The Esplanade
   Cushman & Wakefield Inc.
   -------------------------------------------------------------------------
                                       Internal Rate of Return
       Reversion    Terminal -----------------------------------------------
          Value       Cap       11.50%            11.75%           12.00%
   =========================================================================
      $104,117,737   9.00%    $82,422,699       $81,138,302      $79,881,125
                                               -----------------------------
      $101,303,744   9.25%    $81,475,210       $80,211,798      $78,975,095
                                               -----------------------------
       $98,637,856   9.50%    $80,577,588       $79,334,056      $78,116,750
   =========================================================================

              --------------------------------------------------
              Total Value                            $80,200,000
              Value Per SF of GLA                           $194
              Indicated OAR                                9.04%
              --------------------------------------------------

================================================================================

================================================================================
Discounted Cash Flow Analysis
The Esplanade (Kenner, LA)
Cushman & Wakefield, Inc.
--------------------------------------------------------------------------------
               NET         DISCOUNT      PRESENT                   ANNUAL
 CALENDER     CASH         FACTOR @      VALUE OF   COMPOSITION CASH ON CASH
   YEAR       FLOW         11.75%       CASH FLOWS   OF YIELD      RETURN
================================================================================
    One    $6,853,188  X  0.894855  =   $6,132,607      7.65%      8.55%
    Two    $7,775,203  X  0.800765  =   $6,226,108      7.76%      9.69%
  Three    $8,191,461  X  0.716568  =   $5,869,739      7.32%     10.21%
   Four    $8,494,762  X  0.641224  =   $5,447,047      6.79%     10.59%
   Five    $8,308,195  X  0.573802  =   $4,767,262      5.94%     10.36%
    Six    $8,720,942  X  0.513470  =   $4,477,939      5.58%     10.87%
  Seven    $8,855,823  X  0.459481  =   $4,069,080      5.07%     11.04%
  Eight    $8,912,024  X  0.411168  =   $3,664,343      4.57%     11.11%
   Nine    $9,064,502  X  0.367936  =   $3,335,156      4.16%     11.30%
    Ten    $8,711,773  X  0.329249  =   $2,868,344      3.58%     10.86%
                                                                  --------------
 Total Present Value of Cash Flows      $46,857,624     58.42%    10.46% Average
 Annual Change of Cash Flows (Yr.4 to Yr.14) 4.16%                --------------

 Reversion:
       $9,561,833 (1)   /      9.25% = $103,371,168
       Less: Cost of Sale @    2.00%     $2,067,423
       Net Reversion                   $101,303,744
       X Discount Factor                   0.329249
                                           --------

 Total Present Value of Reversion       $33,354,173     41.58%
                                                        ------
 Total Present Value                    $80,211,798    100.00%

                   ROUNDED:            $ 80,200,000
                                       ------------


      -------------------------------------------------------
      Owned GLA (SF):                                 413,015
      Per Square Foot of Owned GLA:                      $194
      Mall Shop GLA (SF):                             366,415
      Per Square Foot of Mall Shop GLA                   $219
      Implicit Going-in Capitalization Rate:
        Year One NOI                               $7,250,461
        Going-In Cap Rate                                9.04%
      -------------------------------------------------------

Note: (1) Net Operating Income

================================================================================